Exhibit 99.1

Rosetta Resources Inc.
Investor Presentation
November 2013

Forward-Looking Statements and Terminology Used

Leverage High-Grade Asset Base
• Grow new core area in Permian Basin; vertical and horizontal applications
• Maintain position as a leading operator in the high-return Eagle Ford play
• Develop combined inventory of approximately 640 MMBoe in liquids-rich Eagle
 Ford and oil-weighted Permian Basin

Successfully Execute Business Plan	• Grow total production and liquids volumes while applying cross-basin knowledge • Maintain competitive overall cost structure and margins • Capture firm transportation and processing capacity

Test Future Growth Opportunities	• Evaluate previously untested Eagle Ford acreage • Continue testing optimal Eagle Ford and Wolfbone well spacing • Pursue new growth targets through bolt-on acquisitions in core areas

Maintain Financial Strength & Flexibility	• Actively manage and monitor use of debt • Maintain adequate liquidity throughout cycles • Manage exposure to commodity price risk through prudent hedging program

Company Strategy - Key Elements

Rosetta Resources Asset Overview

Market Summary (November 13 Close)	Ticker:	ROSE
	Market capitalization:	$3.4 billion
	Share price:	$55.00
	Enterprise value:	$4.4 billion

1. Assumes acquisition completed as of 1/1/13.
2. Production contribution from Permian assets effective on the May 14, 2013 close date.
Strong Growth Track Record

2013 Capital Program ($870-$900 Million1)

• Continued focus on oil and liquids-rich development
1. 2013 Guidance; Includes capitalized interest and other corporate costs; Excludes acquisition capital.
2. Assumes mid-point of 2013 production guidance over 2012 average daily production.
Other
11%
Permian
20%
Eagle Ford
69%
Other
11%
Facilities
7%
Drill & Complete
82%
• Rig Programs
 • Eagle Ford: Five to six rigs
 • Permian - Delaware Basin: Three rigs growing to six rigs (four rigs in Jun.; five rigs in Sep.)
• Fund base capital program from internally-generated cash flow supplemented by borrowings under credit facility
Generate ~40% production growth over 20122

EAGLE FORD - ESTABLISHED CORE AREA

Gates Ranch
26,230 net acres in Webb County
Sep 30, 2013 Summary
Completions to date:	124 gross completions
Locations remaining:	308 net well locations1

Average Well Characteristics
Well Costs:	$6.5 - $7.0 MM
Spacing:	55 acres (475 feet apart)
Composite EUR:	1.67 MMBoe
Condensate Yield:	65 Bbls/MMcf
NGL Yield:	110 Bbls/MMcf
Shrinkage:	23%
3Q 2013: 5 completions
1. Under current 55-acre spacing assumptions

55 wells
Our largest continuous group
of producing wells spaced on
55 acres
Well Performance on 55 acres
Compared to similar offsetting wells spaced at 100 acres
The 55 wells are performing in line
with comparable offsetting wells
drilled and completed early in the
development of the area and
spaced on 100 acres …

Gates Ranch
“Upper Eagle Ford” Pilots

47
5’

Drilling Time Performance

Briscoe Ranch
3,545 net acres in southern Dimmit County

Sep 30, 2013 Summary
Completions to date:	13 gross completions
Locations remaining:	55 net well locations

Average Well Characteristics
Well Costs:	$6.5 - $7.0 MM
Spacing:	50 acres (425 feet apart)
Condensate Yield:	100 Bbls/MMcf
NGL Yield:	130 Bbls/MMcf
Shrinkage:	23%

Central Dimmit County Area
8,496 net acres located in Dimmit County
Sep 30, 2013 Summary
Completions to date:	12 gross completions
Locations remaining:	104 net well locations

Average Well Costs
Light Ranch & Vivion:	$5.5 - $6.0 MM
Lasseter & Eppright:	$6.5 - $7.0 MM

Lopez Farm-In
505 net acres in Live Oak County
Sep 30, 2013 Summary
Farm-In from Killam Oil
BPO:	100% WI, 75% NRI
APO:	65% WI, 48.75 NRI
Completions to date:	1 completion - discovery well
Locations remaining:	7 net well locations

Average Well Characteristics
Well Costs:	$7.5 - $8.0 MM
Spacing:	~50 acres (400 feet apart)
7-day gross stabilized IP
1,966 Boe/d
(46% oil / 24% NGLs)

Tom Hanks
3,461 net acres in LaSalle County
Pearsall Well
Eagle Ford Well
Sep 30, 2013 Summary
Completions to date:	2 gross completions • Eagle Ford (EF) development • Pearsall exploration

Average EF Well Characteristics
Well Costs:	$5.5 - $7.0 MM
Spacing:	~50 acres (400 feet apart)
Completions to date:	1 completion - discovery well
Locations remaining:	56 net well locations
7-day gross stabilized IP
657 Boe/d (91% oil)
• 1 completion - exploration
• Un-stabilized test rate at 5 MMcf/d
• Gas content includes 1% H2S

PERMIAN BASIN - NEW CORE AREA

1. 68,000 gross acres
2. ~76% for operated acreage
3. Under 20-acre spacing assumptions and in conjunction with horizontal development
Permian - Reeves County
40,182 net acres1
17
 13  completions
 • 12 vertical
 • 1 horizontal

Permian - Horizontal Development
Operated vs. Non-Operated

Permian - Horizontal Development Plan 9/30/2013

Total Company Inventory
+/- 1,950 net wells -- remaining as of 9/30/2013

1. Central Dimmit includes L&E, Vivion and Light Ranch
2. Karnes Trough area includes Dubose and Klotzman
3. Denotes roughly 6,800 net acres in the liquids window of the play
4. Horizontal project count includes potential in multiple horizons (Wolfcamp A, B-C, and 3rd Bone Springs)

MARKETING AND FINANCIAL OVERVIEW

Eagle Ford Multiple Takeaway Options

Oil
 • Currently trucked from leases
 • Oil gravity range 45 - 49 degrees and receives no gravity deducts
Natural Gas
 • Gas is rich and is processed at two plants
 • Most leases under long-term gathering agreement
 • Residue gas sales tied to Waha and Permian indices
NGLs
 • NGLs extracted under firm, multi-year gathering/processing agreements
 • Combination of net proceeds and Mont Belvieu pricing
Permian Basin Marketing

$40.64
$41.96
$80.16
X
$115.71
$83.33
X
$109.63
$95.72
$93.13
$88.58
1
1. Fixed price is based on weighted average of all components of the NGL barrel.
Commodity Derivatives Position - October 31, 2013

$84.40

Liquidity
Adequate liquidity available to fund 2013 $870 - $900 million capital program
Borrowing base reaffirmation for $800 million effective October 9, 2013
Note: Pro Forma $600 million debt issuance completed on November 15, 2013

Investment Summary
• Drill-bit focused producer with large acreage positions in liquids-rich Eagle Ford and oil-weighted Permian Basin plays
• Attractive new core Delaware Basin position
• Successful operator in the high-return Eagle Ford area
• Large inventory of future growth opportunities
• Financial strength and flexibility; conservative philosophy

“Rosetta Resources - Building Rock Solid Value”

APPENDIX

Gates Ranch Differential Well Performance

Karnes Trough Area
1,902 net acres located in oil window

Sep 30, 2013 Summary
Completions to date:	25 gross completions
Locations remaining:	As of August, all wells on production

Klotzman (Dewitt County)
Completions:	15 gross total completions

Adele Dubose (Gonzales County)
Completions:	10 gross completions

Attractive Well Economics
Note: Reserves and Economic metrics are “Unrisked”.
Oil price assumptions, $/Bbl - $91.72 in 2013, $89.88 in 2014, $95.00 thereafter. NGL price assumptions, $/Bbl - $42.77 in 2013,
$41.91 in 2014, $44.30 thereafter.
Gas price assumptions, $/MMBtu - $3.71 in 2013, $4.10 in 2014, $4.60 thereafter.

HIGHLIGHTS
Reeves County	Vertical Wolfbone	• 40-acre development; 145 MMBoe net risked resources • Tighter 20-acre spacing potential; ~688 net op and non-op locations
	Horizontal Wolfcamp	• Operators testing upper and middle Wolfcamp; ~611 gross operated locations • Completed 4 horizontals in acquired area
	Avalon / Bone Spring	• Additional horizontal upside potential
	Other Formations	• May ultimately recognize upside in deeper, gas-prone formations • Likely requires higher gas price environment
Gaines County Exploration Play		• Exploration play; no wells drilled to date • Wolfcamp is a likely target
Permian - Reeves County Asset Potential
Stacked Zones Provide Collection of Vertical/Horizontal Development Opportunities
~145 MMBoe of recoverable reserves on 40-
acre spacing represents less than 5% of
estimated total hydrocarbons in place
Reeves County

Permian - Reeves County
Vertical Wolfbone
Central
East
Normalized Time (year)
Normalized Time (year)
Wolfbone Area	Central	East
Well Costs ($MM, Target):	$3.5	$3.5
Spacing:	20-acre	20-acre
30-Day IP Boepd (gross):	235	265
Composite EUR Mboe (gross):	260	230
% Oil:	70%	65%
% NGL:	16%	19%

Gates Ranch Well Performance - North & South Areas

Briscoe Ranch

Karnes Trough Area - Klotzman

Karnes Trough Area - Adele Dubose

Central Dimmit - Lasseter & Eppright

Adjusted EBITDA Reconciliation

EBITDA is calculated as net income, excluding income tax expense, interest expense, net of interest capitalized, other income (expense), net, and depreciation, depletion and amortization. Adjusted EBITDA is calculated as EBITDA excluding unrealized gains or losses on derivative instruments and stock-based compensation expense. For more information relating to these non-GAAP measures, see “Non-GAAP financial measures” in the Prospectus Supplement

Debt and Capital Structure
350
250
883
879
410
1,214
($MM)
($MM)
1,175
2,483

Pro Forma Capitalization

Pro Forma Capitalization
Sources
Uses